LOAN RECEIVABLE	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
LOAN RECEIVABLE

10. LOAN RECEIVABLE

From March 31, 2023 to June 27, 2023, Anhui Zhongjun Enterprise Management Co., Ltd (“Anhui Zhongjun”) borrowed a total of RMB 36,780,000 from Antelope Enterprise Holdings (Chengdu) Co., Ltd with annual interest rate of 4.35%. This loan and related interest will be repaid on January 2, 2025.

At December 31, 2023, the Company assessed whether the credit risk on a financial instrument has increased significantly since initial recognition, and concluded no loss allowance for expected credit loss (“ECL”) needs to be recorded for loan receivable as a result of the repayment date is not due yet.